Statutory Prospectus Supplement dated November 18, 2011
The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses for Classes A, B, C, R and Y class shares (the “Retail Classes”) and Institutional class shares of the Fund listed below:
Invesco Commodities Strategy Fund
Effective January 1, 2012, the Invesco and Invesco Van Kampen Funds (the “Funds”) will eliminate the 2% redemption fees (“Redemption Fees”), if applicable, assessed on shares of the Funds redeemed or exchanged within 31 days of purchase. Effective January 1, 2012, the “Redemption/Exchange Fee”, if applicable, listed in the “Shareholder Fees” table in each Fund’s prospectus is hereby revised to show 0.00% for each share Class, and all remaining references in the prospectus to Redemption Fees are removed. On that date, the Funds also will eliminate the limit on the number of exchanges in the Funds (“Exchange Limits”), generally set to four exchanges out of a Fund per calendar year, and all references in each Fund’s prospectus to Exchange Limits are removed. To limit the negative effects of excessive trading in the Funds, the Funds (except those listed below) will implement a “purchase blocking policy” as described below. Also effective January 1, 2012, for any of the Retail Classes, the Reinstatement Privilege is suspended for the period of time in which a purchase block is in place on a shareholder’s account.
“Purchase Blocking Policy. The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus retirement plans or employee benefit plans; death and disability and hardship distributions; loan transactions; transfers of assets; retirement plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from retirement accounts.
The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where Invesco Advisers, Inc. (“Invesco”) determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.
To the extent that certain systems or intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record keepers, insurance company separate accounts and bank trust companies) are unable to apply the purchase blocking policy, Invesco will work with those system providers or intermediaries to apply their own procedures, provided that Invesco believes the procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If Invesco identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in fund shares will be prevented.
The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.”